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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


       Date of Report (Date of Earliest Event Reported): February 28, 2001

                                ----------------

                          LEUCADIA NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)



        1-5721                                           13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)


    315 PARK AVENUE SOUTH, NEW YORK, N.Y.                      10010
    ----------------------------------------                 ----------
    (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 460-1900
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\1019913\01\L%YX01!.DOC\76830.0246

Item 5.    Other Events.
           ------------

           The information set forth in the press release issued by The FINOVA Group Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (c)       Exhibits.
                     --------
           99.1      Press release of The FINOVA Group Inc. dated
                     February 28, 2001.














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
SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LEUCADIA NATIONAL CORPORATION

                                      By: /s/ Barbara L. Lowenthal
                                          -------------------------------------
                                          Barbara L. Lowenthal
                                          Vice President and Comptroller



Date: March 1, 2001

                                  EXHIBIT INDEX

Item No.
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 99.1            Press release of The FINOVA Group Inc. dated February 28, 2001.
















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